CONSECO SERIES TRUST

                        SUPPLEMENT DATED JANUARY 18, 2001
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2000

                                                                January 18, 2001


THE  FIRST  FIVE  (5)  PARAGRAPHS  UNDER  THE  SECTION   CAPTIONED   "SECURITIES
TRANSACTIONS" ARE REPLACED AS FOLLOWS:

SECURITIES TRANSACTIONS

    The Adviser/Sub-advisers (the "Advisers") are responsible for decisions to buy and sell securities for the Trust, broker-dealer selection, and negotiation of brokerage commission rates. The primary consideration in effecting a securities transaction will be execution at the most favorable price. A substantial portion of the Trust's portfolio transactions in fixed income securities will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Trust. In certain instances, purchases of underwritten issues may be at prices which include underwriting fees.

    In selecting a broker-dealer to execute each particular transaction, the Advisers will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; and the size of contribution of the broker-dealer to the investment performance of the Trust on a continuing basis. Broker-dealers may be selected who provide brokerage and/or research services to the Trust and/or other accounts over which the Advisers exercises investment discretion. Such services may include advice concerning the value of securities (including providing quotations as to securities); the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement and custody, or required in connection therewith.

    Subject to the Conduct Rules of the NASD and to obtaining best prices and executions, the Advisers may select brokers who provide research or other services or who sell shares of the Funds to effect portfolio transactions. The Advisers may also select an affiliated broker to execute transactions for the Funds, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

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    The  Advisers  shall  not be  deemed to have  acted  unlawfully,  or to have breached any duty created by a Portfolio's Investment Advisory Agreement or otherwise, solely by reason of its having caused the Portfolio to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Advisers determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Advisers' overall responsibilities with respect to the Portfolio. The Advisers allocate orders placed by them on behalf of these Portfolios in such amounts and proportions as the Advisers shall determine and the Advisers will report on said allocations regularly to a Portfolio indicating the broker-dealers to whom such allocations have been made and the basis therefor.

    The receipt of research from broker-dealers may be useful to the Advisers in rendering investment management services to these Portfolios and/or the Advisers' other clients; conversely, information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Advisers in carrying out its obligations to these Portfolios. The receipt of such research will not be substituted for the independent research of the Adviser. It does enable the Advisers to reduce costs to less than those which would have been required to develop comparable information through its own staff. The use of broker-dealers who supply research may result in the payment of higher commissions than those available from other broker-dealers who provide only the execution of portfolio transactions.


THE SECTION CAPTIONED "MANAGEMENT, THE ADVISER" IS RETITLED "MANAGEMENT, THE ADVISER AND THE SUB-ADVISERS" AND THE FIRST THREE (3) PARAGRAPHS OF THIS SECTION ARE REPLACED WITH THE FOLLOWING LANGUAGE:

MANAGEMENT

THE ADVISER

     Conseco Capital Management, Inc. (the "Adviser") provides investment advice and, in general, supervises the Trust's management and investment program, furnishes office space, prepares reports for the Trust, monitors compliance by the Trust in its investment activities and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of unaffiliated Trustees of the Trust.

     On November 30, 2000, the Board of Trustees for Conseco Series Trust terminated the existing Investment Advisory Agreement ("Old Advisory Contract") with Conseco Capital Management, Inc. ("CCM") relating to the funds and


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approved new interim investment management arrangements that became effective on
December 1, 2000.

     These new investment management arrangements for the funds consist of a new Interim Investment Management Contract ("Interim Management Contract") with CCM and Interim Sub-Advisory Contracts with Chicago Equity Partners, LLC and Oak Associates Ltd. Under the Interim Management Contract, CCM continues to directly manage the High Yield Portfolio, Fixed Income Portfolio, Government Securities Portfolio, Money Market Portfolio and the fixed income segment of the Balanced Portfolio.

     Under the Interim Management Contract with respect to the Conseco 20 Focus Portfolio, Equity Portfolio and equity segment of the Balanced Portfolio, CCM's primary management responsibility is to identify appropriate sub-advisers to manage the assets of these funds, to supervise and monitor the abilities and performance of those sub-advisers and make recommendations about the retention or replacement of sub-advisers.

     The Interim Management Contract and the Interim Sub-Advisory Contracts all terminate automatically either (1) 150 days after their effective dates or (2) upon execution of similar contracts in a form approved by fund shareholders.

     The fees payable by each portfolio to CCM under the Interim Management Contract are identical to the fees under the Old Advisory Contract. CCM (not CST or any of the portfolios) pays Chicago Equity and Oak Associates for their services under the Interim Sub-Advisory Contracts.


     The Adviser is a wholly-owned subsidiary of Conseco, Inc. ("Conseco"), a publicly-owned financial services company, the principal operations of which are in development, marketing and administration of specialized annuity, life and health insurance products. Conseco's offices are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

     The Investment Advisory Agreements provide that the Adviser shall not be liable for any error in judgment or mistake of law or for any loss suffered by the Trust in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of the Adviser. The Agreements provide that the Adviser is not protected against any liability to the Trust or its security holders for which the Adviser shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Agreements or the violation of any applicable law.

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THE SUB-ADVISERS

     Chicago Equity Partners, LLC ("Chicago Equity"), located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601 is the sub-adviser for the Equity Portfolio and the equity portion of the Balanced Portfolio. Chicago Equity is a leading investment management firm with approximately $8.4 billion in assets under management as of September 30, 2000.

     Oak Associates, Ltd. ("Oak Associates"), located at 3875 Embassy Parkway, Suite 250, Akron, Ohio, 44333 is the sub-adviser for the Conseco 20 Focus Portfolio. Oak Associates is a leading investment management firm with approximately $31 billion in assets under management as of September 30, 2000.


THE FOLLOWING LANGUAGE IS ADDED AS THE THIRD PARAGRAPH AND FOURTH PARAGRAPH, RESPECTIVELY, UNDER THE TABLE ENTITLED "AMOUNT REIMBURSED/WAIVED":

     With respect to Fund transactions, it is the policy of Conseco Capital Management, Inc. ("CCM") and the Advisers/Sub-advisers ("the Advisers") on behalf of their clients, including the Funds, to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commission and spreads, and research services, consistent with obtaining best execution.

     In seeking best execution, the Advisers will select brokers/dealers on the basis of their professional capability and the value and quality of their brokerage services. Brokerage services include the ability to execute most effectively large orders without adversely affecting markets and the positioning of securities in order to effect orderly sales for clients.


THE  FOLLOWING  PARAGRAPHS  ARE ADDED  FOLLOWING  THE  "TRUSTEES  AND  OFFICERS"
SECTION:

    Effective July 1, 2000, each Trustee who is not an "interested person" of the Fund receives an annual retainer fee of $7,500, a fee of $1,500 for each Board meeting or independent Trustee meeting they attend, and a fee of $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Chairman of the Board receives an additional per meeting fee of $375 for in-person Board meetings. The Fund also reimburses each Trustee who is not an "interested person" of the Fund for travel and out-of-pocket expenses.

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     The Fund  does not pay any other  remuneration  to its  officers  and Board members, and the Fund does not have a bonus, pension, profit-sharing or retirement plan.